UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): APRIL 23, 2003

NOVADIGM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26156	22-3160347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One International Boulevard, Mahwah, NJ 07495
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 512-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

The following Exhibit is being furnished herewith:

99.1 Registrant’s Press Release, dated April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 23, 2003, the Registrant announced its results of operations and financial position as of, and for the fourth quarter and fiscal year ended, March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVADIGM, INC.

By: /s/ Wallace D. Ruiz

Wallace D. Ruiz Vice President—Chief Financial Officer & Treasurer

Dated: April 23, 2003

Exhibit Index

Exhibit No.	Item

99.1	Registrant’s Press Release dated April 23, 2003